PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to once again have the opportunity to correspond with you regarding the Premier Value Fund (formerly, Premier Strategic Investing). This report covers the annual period ended October 31, 1996 during which the Fund's Class A Shares produced a total return of 15.95%, Class B Shares 15.05%, Class C Shares 15.74%, and Class R Shares 16.17%.* The Standard and Poor's 500 Composite Stock Price Index produced a total return of 24.08% for the same period.**
    The Fund was significantly restructured during the fiscal year, and results have already shown improvement, despite a difficult market for value stocks. We believe that value investing will prove to be a superior style of investment management, and that this Fund should become more competitive with the market averages going forward.
Economic Review
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. New highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas, which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.
    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, low inflation, and investor optimism took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
Fundamental Analysis
    I am a practitioner of, and passionate believer in, fundamental security analysis. This method of determining the value of a security involves our analysts and me communicating directly with the management of companies in which the Fund is invested or may invest. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    As a "value" investor, I am particularly attuned to companies with relatively low price to book or price to earnings ratios, or a relatively high dividend yield. In addition, I am alert to companies with the potential for corporate restructuring or a positive change in operations, management or perception. My investment approach tends to be "bottom-up" In other words, I simply try to find stocks which I believe will appreciate in value more than the average stock. Industry allocation and domestic versus foreign weightings generally are not a consideration. Additionally, I do not try to "market time" and generally remain fully invested.
    This process is a massive undertaking for us, especially given the thousands of securities which are available to us for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are strictly dedicated to finding the best investments for our client, the Dreyfus mutual fund shareholder. Their work is proprietary: it is only distributed internally to our portfolio managers, and forms the basis for security selection in our mutual funds.
    Much like the complete and thorough mixture of information that we build, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization prior to joining Dreyfus. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some of our analysts are relatively young and some are veterans, providing a wonderful blend of energy and experience. All of this diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors make these same choices. The reason, of course, is that through an increase in demand for ownership of a security, the price of that security increases.
Portfolio Focus
    As stated above, I primarily focus on picking value stocks. During the past fiscal year, the Fund's biggest winners included Guidant, General Electric, Fila, Jones Apparel, IBM, Phisio Control and Warner-Lambert. Performance results were penalized by holdings including Sensormatic Electronics, Grand Casinos, Humana and AT&T. These underperforming securities have been sold so that small problems would not, in our judgment, potentially become big problems.
    Thank you for your trust and the privilege of managing your assets. The Dreyfus organization continues to work diligently on your behalf.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
November 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


PREMIER VALUE FUND                                          OCTOBER 31, 1996
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER VALUE FUND CLASS A SHARES AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
$39,194
Standard & Poor's 500 Composite
Stock Price Index*
$30,974
Premier Value Fund
(Class A Shares)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
       Class A Shares                                                   Class B Shares
__________________________________________________________       __________________________________________________________
                                                                                                     % Return Reflecting
                                              % Return                                               Applicable Contingent
                                             Reflecting                                   % Return       Deferred Sales
                         % Return Without   Maximum Initial                              Assuming No     Charge Upon
Period Ended 10/31/96     Sales Charge     Sales Charge (4.5%)   Period Ended 10/31/96   Redemption      Redemption*
__________                  _______           ________           _________                 _____           ________
1 Year                         15.95%         10.72%           1 Year                      15.05%          11.05%
5 Years                         7.31           6.33             From Inception (1/15/93)    7.37            6.72
10 Years                       12.45          11.93
From Inception (10/16/86)      12.43          11.91
         Class C Shares                                                Class R Shares
__________________________________________________________       __________________________________________________________
                                         % Return Reflecting
                                         Applicable Contingent
                          % Return         Deferred Sales
                          Assuming          Charge Upon
Period Ended 10/31/96   No Redemption        Redemption**         Period Ended 10/31/96
_________                  ______               ________        __________
1 Year                          15.74%        14.74%           1 Year                      16.17%
From Inception (9/1/95)         13.12         13.12            From Inception (9/1/95)     13.70

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier Value Fund on 10/16/86 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 10/31/86 is used as the beginning value on 10/16/86. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1996
Common Stocks-94.7%                                                                                   Shares          Value
                                                                                                   _____________ _____________
  Consumer Durables-2.1%             Newell.................................                        185,000     $    5,249,375
                                                                                                                       _______
  Consumer Non-durables-9.8%         First Brands...........................                        230,000          6,526,250
                                     Kimberly-Clark.........................                         74,100          6,909,825
                                     Philip Morris Cos......................                         60,000          5,557,500
                                     Warnaco Group, Cl. A...................                        225,000          5,596,875
                                                                                                                       _______
                                                                                                                    24,590,450
                                                                                                                       _______
  Consumer Services-1.9%             La Quinta Inns.........................                        244,000          4,880,000
                                                                                                                       _______
  Electronic Technology-15.5%        Cabletron Systems......................                         85,000 (a)      5,301,875
                                     Intel..................................                         66,500          7,306,688
                                     International Business Machines........                         40,000          5,160,000
                                     McDonnell Douglas......................                         94,000          5,123,000
                                     Micron Technology......................                        160,000          4,060,000
                                     Perkin-Elmer...........................                        115,000          6,166,875
                                     United Technologies....................                         46,000          5,922,500
                                                                                                                       _______
                                                                                                                    39,040,938
                                                                                                                       _______
  Energy Minerals-9.0%               Amerada Hess...........................                        105,000          5,814,375
                                     Phillips Petroleum.....................                        135,000          5,535,000
                                     Tosco..................................                        105,000          5,893,125
                                     Unocal.................................                        145,000          5,310,625
                                                                                                                       _______
                                                                                                                    22,553,125
                                                                                                                       _______
  Finance-5.9%                       Fleet Financial Group..................                         61,000 (a)      3,042,375
                                     PMI Group..............................                        110,000          6,283,750
                                     Signet Banking.........................                        190,000          5,486,250
                                                                                                                       _______
                                                                                                                    14,812,375
                                                                                                                       _______
  Health Services-4.5%               Allegiance.............................                        295,000 (a)      5,531,250
                                     Columbia/HCA Healthcare................                        157,500          5,630,625
                                                                                                                       _______
                                                                                                                    11,161,875
                                                                                                                       _______
  Health Technology-7.7%             Baxter International...................                        125,000          5,203,125
                                     Bristol-Myers Squibb...................                         65,000          6,873,750
                                     DePuy..................................                        151,000 (a)      2,642,500
                                     Sandoz AG..............................                          4,075          4,693,397
                                                                                                                       _______
                                                                                                                    19,412,772
                                                                                                                       _______
  Industrial Services-2.3%           Cooper Cameron.........................                         90,000 (a)      5,748,750
                                                                                                                       _______
  Non-Energy Minerals-1.7%           Cemex, S.A. de C.V., Cl. B ............                      1,182,000          4,306,281
                                                                                                                       _______
  Process Industries-9.0%            Hoechst AG.............................                        150,000          5,627,470
                                     National Service Industries............                         74,000          2,553,000
                                     Tenneco................................                         95,000          4,702,500
                                     Westinghouse Electric..................                        300,000          5,137,500
                                     Witco..................................                        150,000          4,650,000
                                                                                                                       _______
                                                                                                                    22,670,470
                                                                                                                       _______

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares             Value
                                                                                                    _______             ______
  Producer Manufacturing-12.9%       General Signal.........................                        240,000     $    9,780,000
                                     Masco..................................                        175,000          5,490,625
                                     Olin...................................                        130,000          5,525,000
                                     Raychem................................                         85,000          6,640,625
                                     Xerox..................................                        107,000          4,962,125
                                                                                                                       _______
                                                                                                                    32,398,375
                                                                                                                       _______
  Retail Trade-1.8%                  Pier 1 Imports.........................                        330,000          4,620,000
                                                                                                                       _______
  Technology Services-1.4%           Ingram Micro, Cl. A....................                         78,500 (a)      1,413,000
                                     Toolex-Alpha N.V.......................                        219,900 (a)      2,061,563
                                                                                                                       _______
                                                                                                                     3,474,563
                                                                                                                       _______
  Transportation-1.0%                Yellow.................................                        190,000 (a)      2,481,875
                                                                                                                       _______
  Utilities-8.2%                     Entergy................................                        190,000          5,320,000
                                     GTE....................................                        120,000          5,055,000
                                     Hong Kong Telecom, A.D.R...............                        300,000          5,287,500
                                     Tenaga Nasional Berhad.................                      1,270,000          5,076,984
                                                                                                                       _______
                                                                                                                    20,739,484
                                                                                                                       _______
                                     TOTAL COMMON STOCKS
                                       (cost $227,795,007)..................                                      $238,140,708
                                                                                                                       =======

                                                                                                   Principal
Convertible Notes-2.1%                                                                              Amount
                                                                                                    _______
                                     INAMED, 11%, 3/31/1999
                                       (cost $5,250,000)....................                 $    5,250,000 (b)   $  5,250,000
                                                                                                                       =======
Short-Term Investments-5.1%
  U.S. Treasury Bill;                5.36%, 1/16/1997
                                       (cost $12,912,362)...................                  $  13,049,000      $  12,911,203
                                                                                                                       =======
TOTAL INVESTMENTS (cost $245,957,369).......................................                         101.9%       $256,301,911
                                                                                                        ===            =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (1.9%)    $   (4,752,231)
                                                                                                        ===            =======
NET ASSETS..................................................................                         100.0%       $251,549,680
                                                                                                        ===            =======

Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Security restricted as to public resale. Investment in restricted security with an aggregate value of $5,250,000, represents approximately
    2.1% of net assets;
                                                         Acquisition      Purchase      Percentage of
Security                                                     Date           Price          Net Assets       Valuation*
____                                                        ______          _____           ________          ______
    INAMED 11%, 3/31/1999....................            1/23/96           $100.00           2.1%              Cost
    *The valuation of this security has been determined in good faith under the direction of the Board of Trustees.
    SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                   OCTOBER 31, 1996
                                                                                                      Cost              Value
                                                                                                    _______            _______
ASSETS:                          Investments in securities-See Statement of Investments        $245,957,369       $256,301,911
                                 Receivable for investment securities sold..                                         9,346,222
                                 Receivable for shares of Beneficial Interest subscribed                                   181
                                 Dividends and interest receivable..........                                           236,614
                                 Prepaid expenses...........................                                            32,282
                                                                                                                       _______
                                                                                                                   265,917,210
                                                                                                                       _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         188,109
                                 Due to Distributor.........................                                            82,744
                                 Cash overdraft due to Custodian............                                           496,449
                                 Payable for investment securities purchased                                        13,379,964
                                 Payable for shares of Beneficial Interest redeemed                                    127,355
                                 Accrued expenses...........................                                            92,909
                                                                                                                       _______
                                                                                                                    14,367,530
                                                                                                                       _______
NET ASSETS..................................................................                                      $251,549,680
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $201,310,561
                                 Accumulated undistributed investment income-net                                       431,484
                                 Accumulated net realized gain (loss) on investments                                39,463,334
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   10,344,301
                                                                                                                       _______
NET ASSETS..................................................................                                      $251,549,680
                                                                                                                       =======

                                           NET ASSET VALUE PER SHARE
                                                ________________
                                                          Class A          Class B          Class C         Class R
                                                           ______         _______           _______         _______
Net Assets.................................          $207,387,715   $  44,152,227        $    6,059    $      3,679
Shares Outstanding.........................             9,251,244       2,013,839            276.69          164.13
NET ASSET VALUE PER SHARE..................                $22.42          $21.92            $21.90          $22.42
                                                             ====            ====              ====            ====



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                              YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $24,046 foreign taxes withheld
                                     at source).............................                      $  4,516,218
                                 Interest...................................                         1,026,660
                                                                                                        ______
                                       Total Income.........................                                      $  5,542,878
EXPENSES:                        Management fee-Note 3(a)...................                      $  1,948,566
                                 Shareholder servicing costs-Note 3(c)......                           943,422
                                 Distribution fees-Note 3(b)................                           340,657
                                 Professional fees..........................                            59,183
                                 Trustees' fees and expenses-Note 3(d)......                            43,571
                                 Registration fees..........................                            39,561
                                 Custodian fees-Note 3(c)...................                            37,526
                                 Dividends on securities sold short.........                             6,000
                                 Prospectus and shareholders' reports.......                             2,155
                                 Miscellaneous..............................                             7,209
                                                                                                        ______
                                       Total Expenses.......................                                         3,427,850
                                                                                                                       _______
INVESTMENT INCOME-NET.......................................................                                         2,115,028
                                                                                                                       _______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions:
                                       Long transactions....................                       $40,298,134
                                       Short sale transactions..............                        (2,913,991)
                                 Net realized gain on financial futures.....                           431,295
                                 Net realized gain on forward currency exchange contracts              282,584
                                                                                                        ______
                                       Net Realized Gain....................                                        38,098,022
                                 Net unrealized appreciation on investments, securities sold short and foreign currency transactions [including
                                     ($46,475) net unrealized (depreciation)
                                     on financial futures]                                                          (1,714,535)
                                                                                                                       _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        36,383,487
                                                                                                                       _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $38,498,515
                                                                                                                       =======

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended           Year Ended
                                                                                  October 31, 1996     October 31, 1995
                                                                                      _________            _________
OPERATIONS:
  Investment income-net....................................................      $    2,115,028         $  3,590,330
  Net realized gain (loss) on investments..................................          38,098,022           24,133,447
  Net unrealized appreciation (depreciation) on investments................          (1,714,535)           1,574,520
                                                                                        _______              _______
      Net Increase (Decrease) in Net Assets Resulting from Operations......          38,498,515           29,298,297
                                                                                        _______              _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................          (2,945,686)            (595,707)
    Class B shares.........................................................            (305,675)             (52,362)
    Class C shares.........................................................                 (13)                   -
    Class R shares.........................................................                 (17)                   -
  Net realized gain on investments:
    Class A shares.........................................................         (19,971,560)          (6,469,383)
    Class B shares.........................................................          (4,213,094)          (1,137,286)
    Class C shares.........................................................                 (98)                   -
    Class R shares.........................................................                 (97)                   -
                                                                                        _______              _______
      Total Dividends......................................................         (27,436,240)          (8,254,738)
                                                                                        _______              _______
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................          38,025,441           21,994,003
    Class B shares.........................................................           2,898,434            7,596,999
    Class C shares.........................................................              86,841                1,000
    Class R shares.........................................................               2,568                1,000
  Dividends reinvested:
    Class A shares.........................................................          21,775,972            6,576,053
    Class B shares.........................................................           4,346,451            1,152,348
    Class C shares.........................................................                 112                    -
    Class R shares.........................................................                 114                    -
  Cost of shares redeemed:
    Class A shares.........................................................         (70,390,630)         (76,782,353)
    Class B shares.........................................................          (9,328,259)          (8,700,597)
    Class C shares.........................................................             (82,714)                   -
    Class R shares.........................................................                   -                    -
                                                                                        _______              _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions       (12,665,670)         (48,161,547)
                                                                                        _______              _______
        Total Increase (Decrease) in Net Assets............................          (1,603,395)         (27,117,988)
NET ASSETS:
  Beginning of Period......................................................         253,153,075          280,271,063
                                                                                        _______              _______
  End of Period............................................................        $251,549,680         $253,153,075
                                                                                        =======              =======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................     $       431,484      $     1,567,646
                                                                                        _______              _______

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares

                                                                                    ______________________________________
                                                                                        Year Ended        Year Ended
                                                                                     October 31, 1996   October 31, 1995
                                                                                        _______              _______
CAPITAL SHARE TRANSACTIONS:
    Class A
    ____
    Shares sold............................................................           1,745,408            1,104,032
    Shares issued for dividends reinvested.................................           1,060,690              357,006
    Shares redeemed........................................................          (3,224,068)          (3,862,550)
                                                                                        _______              _______
                                       Net Increase (Decrease) in Shares Outstanding   (417,970)          (2,401,512)
                                                                                        =======              =======
    Class B
    ____
    Shares sold............................................................             134,633              375,923
    Shares issued for dividends reinvested.................................             214,958               63,385
    Shares redeemed........................................................            (431,380)            (431,198)
                                                                                        _______              _______
                                       Net Increase (Decrease) in Shares Outstanding    (81,789)               8,110
                                                                                        =======              =======
    Class C*
    ____
    Shares sold............................................................               4,041                   47
    Shares issued for dividends reinvested.................................                   6                    -
    Shares redeemed........................................................              (3,817)                   -
                                                                                        _______              _______
                                       Net Increase (Decrease) in Shares Outstanding        230                   47
                                                                                        =======              =======
    Class R*
    ____
    Shares sold............................................................                 112                   46
    Shares issued for dividends reinvested.................................                   6                    -
                                                                                        ______-              _______
                                       Net Increase (Decrease) in Shares Outstanding        118                   46
                                                                                        =======              =======
    *From September 1, 1995 (commencement of initial offering) to October 31,
    1995.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               ____________________________________________________________
                                                                                Year Ended October 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........              $21.59      $19.83      $23.77      $19.90      $22.12
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income (loss)-net.................                 .22         .31         .01         .03         .06
    Net realized and unrealized gain (loss)
      on investments.............................                3.01        2.04       (1.54)       3.89        (.46)
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                3.23        2.35       (1.53)       3.92        (.40)
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net.........                (.31)       (.05)          -        (.05)       (.14)
    Dividends in excess of investment income-net.                   -           -        (.12)          -           -
    Dividends from net realized gain on investments             (2.09)       (.54)      (2.29)          -       (1.68)
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................               (2.40)       (.59)      (2.41)       (.05)      (1.82)
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............              $22.42      $21.59      $19.83      $23.77      $19.90
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN(1).......................               15.95%      12.43%      (6.92%)     19.71%      (2.04%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.19%       1.22%       1.29%       1.27%       1.30%
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets.........................                   -         .05%        .25%        .47%        .38%
    Ratio of net investment income
      to average net assets......................                 .94%       1.51%        .04%        .16%        .22%
    Portfolio Turnover Rate......................              147.64%     244.82%     199.13%     237.14%     204.73%
    Average commission rate paid (2).............              $.1029           -           -           -           -
    Net Assets, end of period (000's Omitted)....            $207,388    $208,786    $239,407    $276,022    $243,148
(1)  Exclusive of sales load.
(2)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class B Shares
                                                                         ________________________________________________
                                                                                     Year Ended October 31,
                                                                         ________________________________________________
PER SHARE DATA:                                                            1996         1995         1994        1993(1)
                                                                            ___          ___          ___         ___
    Net asset value, beginning of period...................              $21.17       $19.58       $23.62      $21.38
                                                                            ___          ___          ___         ___
    Investment Operations:
    Investment income (loss)-net...........................                 .04          .14         (.04)       (.07)
    Net realized and unrealized gain (loss) on investments.                2.96         2.02        (1.62)       2.31
                                                                            ___          ___          ___         ___
    Total from Investment Operations.......................                3.00         2.16        (1.66)       2.24
                                                                            ___          ___          ___         ___
    Distributions:
    Dividends from investment income-net...................                (.16)        (.03)           -           -
    Dividends in excess of investment income-net...........                   -            -         (.09)          -
    Dividends from net realized gain on investments........               (2.09)        (.54)       (2.29)          -
                                                                            ___          ___          ___         ___
    Total Distributions....................................               (2.25)        (.57)       (2.38)          -
                                                                            ___          ___          ___         ___
    Net asset value, end of period.........................              $21.92       $21.17       $19.58      $23.62
                                                                            ===          ===          ===         ===
TOTAL INVESTMENT RETURN(2).................................               15.05%       11.50%       (7.58%)     10.48% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets......                1.94%        1.97%        1.84%       1.65% (3)
    Ratio of interest expense, loan commitment fees and dividends on
      securities sold short to average net assets..........                   -          .05%         .24%        .44% (3)
    Ratio of net investment income (loss)
      to average net assets................................                 .19%         .71%        (.61%)      (.69%) (3)
    Portfolio Turnover Rate................................              147.64%      244.82%      199.13%     237.14%
    Average commission rate paid (4).......................              $.1029            -            -           -
    Net Assets, end of period (000's Omitted)..............             $44,152      $44,365      $40,864     $25,833
________________
(1)  From January 15, 1993 (commencement of initial offering) to October 31, 1993.
(2)  Exclusive of sales load.
(3)  Not annualized.
(4)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Class C Shares             Class R Shares
                                                                              ____________                ____________
                                                                         Year Ended October 31,        Year Ended October 31,
                                                                              ____________                ____________
PER SHARE DATA:                                                              1996          1995(1)      1996          1995(1)
                                                                              ___           ___          ___           ___
    Net asset value, beginning of period....................               $21.16        $21.21       $21.60        $21.61
                                                                              ___           ___          ___           ___
    Investment Operations:
    Investment income-net...................................                  .06          (.04)         .40             -
    Net realized and unrealized gain (loss)
      on investments........................................                 3.05          (.01)        2.87          (.01)
                                                                              ___           ___          ___           ___
    Total from Investment Operations........................                 3.11          (.05)        3.27          (.01)
                                                                              ___           ___          ___           ___
    Distributions:
    Dividends from investment income-net....................                 (.28)            -         (.36)            -
    Dividends from net realized gain on investments.........                (2.09)            -        (2.09)            -
                                                                              ___           ___          ___           ___
    Total Distributions.....................................                (2.37)            -        (2.45)            -
                                                                              ___           ___          ___           ___
    Net asset value, end of period..........................               $21.90        $21.16       $22.42        $21.60
                                                                              ===           ===          ===           ===
TOTAL INVESTMENT RETURN(2)..................................                15.74%         (.24%) (3)  16.17%         (.05%) (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................                 1.94%          .36% (3)     .97%          .17% (3)
    Ratio of net investment income (loss)
      to average net assets.................................                 (.51%)        (.18%) (3)   1.07%            -
    Portfolio Turnover Rate.................................               147.64%       244.82%      147.64%       244.82%
    Average commission rate paid (4)........................               $.1029             -       $.1029             -
    Net Assets, end of period (000's Omitted)...............                   $6            $1           $4            $1
(1)  From September 1, 1995 (commencement of initial offering) to October 31, 1995.
(2)  Exclusive of sales load.
(3)  Not annualized.
(4)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Value Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    Effective August 12, 1996, the Fund changed its name from "Premier Strategic Investing" to "Premier Value Fund".
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the period ended October 31, 1996.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $79,525 during the period ended October 31, 1996 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1996, $340,572 and $85 were charged to the Class B and Class C shares, respectively, by the Distributor pursuant to the Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $535,964, $113,524 and $28 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $162,358 during the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $9,117 was paid to Mellon pursuant to the custody agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended October 31, 1996:

                                                                                                Purchases              Sales
                                                                                                  ________           ________
    Long transactions................................................                         $367,424,218       $391,080,820
    Short sale transactions..........................................                           15,925,657          9,754,723
                                                                                                  ________           ________
      Total..........................................................                         $383,349,875       $400,835,543
                                                                                                  ========           ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1996, there were no securities sold short outstanding.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At October 31, 1996, there were no forward currency exchange contracts outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or

PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1996, there were no financial futures contracts outstanding.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $10,344,542, consisting of $19,001,565 gross unrealized appreciation and $8,657,023 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER VALUE FUND
    We have audited the accompanying statement of assets and liabilities of Premier Value Fund, including the statement of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Value Fund, at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
December 9, 1996


PREMIER VALUE FUND
(FORMERLY PREMIER STRATEGIC INVESTING)-SEE NOTE 1
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.687 per share as a long-term capital gain distribution paid on December 13, 1995.
    The Fund also designates 14.13% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.



PREMIER VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                       037/632AR9610
Annual Report
Premier Value Fund
October 31, 1996
[Dreyfus lion/2hres logo]